____________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 10, 2004
                                          -------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
         --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

  ____________________________________________________________________________

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

IA Global Inc. (Amex: IAO) announced that the purchase of the intellectual property and other assets of QuikCAT Technologies, Inc. ("QuikCAT") successfully closed on June 10, 2004. The purchase price was $700,000 in cash, plus the assumption of certain contracts, agreements and liabilities. QuikCAT had filed for bankruptcy in the United States Bankruptcy Court, Northern District of Ohio and the Company had submitted a bid on February 5, 2004. The acquisition was funded from working capital. This acquisition completes a further milestone in the Company's strategy to develop its Internet data acceleration products.

QuikCAT has developed Internet & E-mail Accelerator software that accelerates the delivery of data (web content and email attachments) by 3-6 times over the "last mile", where the transmission of data is typically the slowest for a dial-up connection to the Internet. IA Global Inc. has previously licensed specific parts of this technology from QuikCAT in relation to its Internet Acceleration business in Japan and Australia.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of business acquired- *

         (b) Pro Forma financial information- *

         (c) Exhibits:

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

             2.1 Asset Purchase Agreement dated between IA Global, Inc. and Quikcat.com, Inc.

             2.2 General Release dated June 10, 2004 between IA Global, Inc. and Quikcat.com, Inc.

             2.3 Bill of Sale and Assignment and Assumption Agreement dated June 10, 2004 between IA Global, Inc. and Quikcat.com, Inc.

             2.4 Collateral Assignment of Intellectual Property Agreement dated June 10, 2004 between IA Global, Inc. and Quikcat.com, Inc.

            99.1 Press release dated June 15, 2004 related to the closing of the acquisition of QuikCAT Technologies, Inc.

         * Our inclusion within 15 days after this acquisition transaction of any required historical financial statements of QuikCAT.com, Inc. and pro forma financial information relating to this transaction, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, are not required.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   June 18, 2004                   IA Global, Inc.
                                         (Registrant)

                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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